                                                           EXHIBIT 10.2

THIS DOCUMENT PREPARED
WITH THE ASSISTANCE OF AN
ATTORNEY LICENSED IN VIRGINIA
AND AFTER RECORDING
SHOULD BE RETURNED TO:
Jason P. Neumark, Esq.
Goldberg, Kohn, Bell, Black,
Rosenbloom & Moritz, Ltd.
55 East Monroe Street
Suite 3700
Chicago, Illinois  60603


                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

--------------------------------------------------------------------------------

                      THIS IS A CREDIT LINE DEED OF TRUST

                The maximum aggregate amount of principal to be
              secured at any one time under this Deed of Trust is
                                 $45,000,000.00
           For purposes of calculating the mortgage tax, the value of the real property located in Virginia is $4,000,000.00



                                                           LOAN NO. 20-199

             DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND PROFITS,
                   SECURITY AGREEMENT AND FINANCING STATEMENT
                             [LYNCHBURG, VIRGINIA]





                  This DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND PROFITS, SECURITY AGREEMENT AND FINANCING STATEMENT (this "DEED OF TRUST") is made as of this 28th day of August, 2000, between AHC BORROWER I, INC., a Delaware corporation ("BORROWER"), the grantor for indexing purposes, whose address is c/o Alterra Healthcare Corporation, 10000 Innovation Drive, Milwaukee, Wisconsin 53226, to JOYCE J. GORMAN, a resident of the County of Fairfax, Virginia, having an office at 9492 Lynnhall Place, Alexandria, Virginia 22309, as trustee ("TRUSTEE"), a grantee for indexing purposes, for the benefit of HELLER HEALTHCARE FINANCE, INC., a Delaware corporation (in its individual capacity, "HELLER"), as agent ("AGENT") for Lenders (as "LENDERS" is defined in the Loan Agreement referred to below), whose address is 2 Wisconsin Circle, Suite 400, Chevy Chase, Maryland 20815, a grantee for indexing purposes.

                                    RECITALS

          A. Lenders have agreed, subject to the terms and conditions of that certain Loan Agreement dated of even date herewith (said Loan Agreement, as amended from time to time, being hereinafter referred to as the "LOAN AGREEMENT"), executed by and between Borrower, Heller, as Agent and as a Lender and the financial institutions who are or hereafter become parties to the Loan Agreement as Lenders, to make a loan (the "LOAN") to Borrower. The Loan is evidenced by that certain Promissory Note A of even date herewith in the original principal amount of Thirty-Six Million and No/100 Dollars ($36,000,000.00) and that certain Subordinated Promissory Note B of even date herewith in the original principal amount of Nine Million and No/100 Dollars ($9,000,000.00) (which notes, together with all notes issued in full or partial replacements thereof, or in substitution or exchange therefor, and all amendments thereto, is hereinafter referred to as the "NOTES"), providing for monthly payments as set forth in the Notes, with the balance thereof, due and payable on August 31, 2003 (said date, or any earlier date on which the entire unpaid principal amount shall be paid or required to be paid in full, whether by prepayment, acceleration or otherwise is hereinafter called the "MATURITY DATE"). The terms and provisions of the Loan Agreement and Notes are hereby incorporated by reference in this Deed of Trust. Capitalized terms used but not defined herein shall have the meanings provided in the Loan Agreement.

          B. Agent wishes to secure: (i) the payment of the Notes, together withall interest, premiums, the "EXIT Fee" (as defined in the Loan Agreement), and other amounts, if any, due in accordance with the terms of the Notes, as well as the payment of any additional indebtedness accruing to Agent and/or Lenders on account of any future payments, advances or expenditures made by Agent and/or Lenders pursuant to the Notes, the Loan Agreement or this Deed of Trust or any of the other Loan Documents (hereinafter defined) including, without limitation, all advances of funds from the Working Capital Reserve or the Interest Reserve; (ii) the performance of each and every covenant, condition, and agreement contained in the Notes, the Loan Agreement, this Deed of Trust, the Environmental Indemnity (as defined in the Loan Agreement) and any other documents evidencing or securing the Loan or executed in connection therewith (such documents together with any modifications, renewals, extensions or replacements thereof are collectively referred to as the "LOAN DOCUMENTS"); and (iii) the payment and performance of any and all other debts, claims, obligations, demands, monies, liabilities and indebtedness of any kind or nature now or hereafter owing, arising, due or payable to Agent and/or Lenders from Borrower or any Principal (as defined in the Loan Agreement) in connection with the Loan. All payment obligations of Borrower or any Principal to Agent and/or Lenders under the Loan or any of the Loan Documents are hereinafter sometimes collectively referred to as the "INDEBTEDNESS," and all other obligations of Borrower or any Principal to Agent and/or Lenders under the Loan or any of the Loan Documents are hereinafter sometimes collectively referred to as the "Obligations".

          C. THE INDEBTEDNESS AND THE OBLIGATIONS SECURED BY THE LAND, THE IMPROVEMENTS AND THE APPURTENANCES (AS HEREINAFTER DEFINED) WHICH HAVE BEEN CONVEYED BY THIS DEED OF TRUST SHALL NOT EXCEED THE PRINCIPAL AMOUNT OF $45,000,000.00 AND

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THIS IS THE AMOUNT WHICH IS THE BASIS UPON WHICH RECORDING FEES ARE TO BE
CALCULATED PURSUANT TO THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

          NOW, THEREFORE, in consideration of the premises contained herein, to secure the repayment of the Indebtedness and the performance of the Obligations, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower does hereby convey, assign, warrant, transfer, pledge and grant to Trustee with general warranty of title and English covenants of title, a security interest in the following described property and all proceeds thereof (which property is hereinafter sometimes collectively referred to as the "PROPERTY"):

          A     The real estate described on Exhibit A attached hereto (the
"LAND");

          B. All of the following (collectively, the "IMPROVEMENTS"): all buildings, improvements and fixtures now or in the future located or to be constructed on the Land; to the extent not owned by tenants of the Property, all machinery, appliances, equipment, furniture, fixtures and all other personal property of every kind or nature located in or on, or attached to, or used or to be used in connection with the Land, buildings, improvements or fixtures; all building materials and goods procured for use or in connection with the foregoing; and all additions, substitutions and replacements to any of the foregoing;

          C. To the extent assignable, all plans, specifications, architectural renderings, drawings, soil test reports, other reports of examination or analysis of the Land or the Improvements;

          D. All easements, rights-of-way, water courses, mineral rights, water rights, air rights and appurtenances in any way belonging, relating or appertaining to any of the Land or Improvements, or which hereafter shall in any way belong, relate or be appurtenant thereto ("APPURTENANCES");

          E. To the extent now or hereafter allowed by law, all leases, licenses and other agreements with regard to the occupancy of the Land and/or Improvements, including without limitation, patient and resident care agreements and service agreements which include an occupancy agreement, now or hereafter entered into (the "LEASES") and all rents, prepayments, security deposits, termination payments, royalties, profits, issues and revenues from the Land and/or Improvements from time to time accruing under the Leases (the "RENTS"), reserving to Borrower, however, so long as no Event of Default (hereinafter defined) has occurred hereunder, the right to receive and apply the Rents in accordance with the terms and conditions of Section 9 of this Deed of Trust;

          F. All claims, demands, judgments, insurance proceeds, refunds, reserves, deposits, rights of action, awards of damages, compensation, settlements and other rights to the payment of money hereafter made resulting from or relating to (i) the taking of the Land or the Improvements or any part thereof under the power of eminent domain, (ii) any damage


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(whether caused by such taking, by casualty or otherwise) to the Land,
Improvements or Appurtenances or any part thereof, or (iii) the ownership or operation of the Property;

          G. To the extent assignable, all management contracts, permits, certificates, licenses, approvals, contracts, purchase and sale agreements, purchase options, entitlements, development rights and authorizations, however characterized, issued or in any way furnished for the acquisition, construction, development, operation and use of the Land, Improvements and/or Leases, including building permits, environmental certificates, licenses, certificates of operation, warranties and guaranties;

          H. All accounts, contract rights, general intangibles, chattel paper, documents, instruments, inventory, goods, equipment and all books and records relating to the foregoing;

          I. Any monies on deposit with or for the benefit of Agent, including deposits for the payment of real estate taxes and any cash collateral account;


          J. All proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Land, Improvements, Appurtenances or any other property of the types described in the preceding granting clauses; and


          K. Any and all after-acquired right, title or interest of Borrower inand to any property of the types described in the preceding granting clauses.


                 TO HAVE AND TO HOLD the same together with all privileges, hereditaments, easements and appurtenances thereunto belonging, to the Trustee and the Trustee's successors and assigns to secure the Indebtedness and the Obligations herein recited and upon this special trust: that should the Indebtedness secured hereby be paid according to the tenor and effect thereof when the same shall be due and payable and should the Borrower timely and fully discharge its Obligations, then the Property shall be reconveyed and released to the Borrower or the title there to shall be revested according to the provisions of law;

                 Borrower covenants and agrees with Trustee and Agent as follows:


          1. AMOUNT SECURED. This Deed of Trust secures all present and future loan disbursements made by the Lenders under the Notes, and all other sums from time to time owing to the Lenders by the Borrower under the Loan Documents; provided, however, that the Indebtedness and the Obligations secured hereby shall not exceed an aggregate principal amount, at any one time outstanding of $45,000,000.00. The Loan evidenced by the Notes is solely for business and/or investment purposes, and is not for personal, family, household or agricultural purposes.


          2. PAYMENT OF INDEBTEDNESS; PERFORMANCE OF OBLIGATIONS. Borrower shall promptly pay when due the Indebtedness and shall promptly perform all Obligations, and will pay, and will reimburse to Agent and/or Trustee on demand to the extent paid by

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



Agent and/or Trustee, all recordation, transfer and other filing, registration and recording fees, taxes, and commissions.


          3. TAXES AND OTHER OBLIGATIONS. Borrower shall pay, when due, and before any interest, collection fees or penalties shall accrue, all taxes, assessments, fines, impositions and other charges and obligations, which may become a lien on or charge against the Property (collectively, "CHARGES"). Borrower shall have the right to contest, in good faith by appropriate proceedings, the amount or validity of any such Charges, so long as: (a) Borrower has given prior written notice to Agent of Borrower's intent to so contest or object to any such Charges; (b) such contest stays the enforcement or collection of the Charges or any lien created; and (c) Borrower has obtained an endorsement, in form and substance satisfactory to Agent, to the loan policy of title insurance issued to Agent for the benefit of Lenders insuring over any such lien, or Borrower has deposited with Agent a bond or other security satisfactory to Agent in the amount of 150% of the amount of such Charges.

          Should Borrower fail to make any of such payments, Agent may, at its option and at the expense of Borrower, pay the amounts due for the account of Borrower. Upon the request of Agent, Borrower shall immediately furnish to Agent copies of all notices of amounts due and receipts evidencing payment. Borrower shall promptly notify Agent of any lien (other than liens permitted under the Loan Agreement) on all or any part of the Property and shall promptly discharge any unpermitted lien or encumbrance.



          4. RESERVES FOR TAXES. At the time of and in addition to the monthlyinstallments of principal and interest due under the Notes, Borrower shall pay to Agent a sum equal to one-twelfth (1/12) of the amount estimated by Agent to be sufficient to pay at least thirty (30) days before they become due and payable, all taxes, assessments and other similar charges levied against the Property (collectively, the "TAXES"). So long as no Event of Default exists hereunder, Agent shall apply the sums to pay the Taxes. These sums shall be put in an interest bearing account, with all interest earned to be credited to Borrower. Upon written request by Borrower, Agent shall provide to Borrower an accounting of such tax escrow account on a property-by-property basis. If Agent at any time reasonably determines that such amount on deposit is insufficient to fully pay such taxes, Borrower shall, within ten (10) days following notice from Agent, deposit such additional sum as may be reasonably required by Agent. On the Maturity Date, the moneys then remaining on deposit with Agent or its agent shall, at Agent's option, be applied against the Indebtedness or promptly thereafter refunded to Borrower. The obligation of Borrower to pay the Taxes is not affected or modified by the provisions of this paragraph.

           5.     INSURANCE AND CONDEMNATION.


          (A)     INSURANCE.


          (i) Borrower shall keep the Improvements insured, and shall maintaingeneral liability coverage and such other coverages reasonably requested by Agent, by carrier(s), in amounts and in form at all times reasonably satisfactory to

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Agent, which carrier(s), amounts and form shall not be changed without the prior written consent of Agent, such consent not to be unreasonably withheld.

          (ii) In case of loss or damage by fire or other casualty, Borrower shall give immediate written notice thereof to the insurance carrier(s) and to Agent. Agent is authorized and empowered, and Borrower hereby irrevocably appoints Agent as its attorney-in-fact (such appointment is coupled with an interest), at its option, to make or file proofs of loss or damage and to settle and adjust any claim under insurance policies which insure against such risks, or to direct Borrower, in writing, to agree with the insurance carrier(s) on the amount to be paid in regard to such loss.

          (iii) Provided no Event of Default then exists and Borrower certifies as to same, the net insurance proceeds (after deduction of Agent's reasonable costs and expenses, if any, in collecting the same) shall be made available for the restoration or repair of the Property if, in Agent's reasonable judgment:
(a) restoration or repair and the continued operation of the Property is economically feasible; (b) the value of Agent's security is not reduced; (c) the casualty loss is less than two-thirds (2/3) of the cost of replacement of the Improvements (excluding the foundation and footing); (d) no Lease has terminated as a result of the loss or damage; (e) the loss does not occur in the six (6) month period preceding the stated Maturity Date and Agent's independent consultant certifies that the restoration of the Property can be completed at least ninety (90) days prior to the Maturity Date; and (f) Borrower deposits with Agent from time-to-time an amount, in cash, which Agent, in its sole discretion, determines is necessary, in addition to the net insurance proceeds to pay in full the cost of the restoration or repair (Borrower's deposit shall be disbursed prior to any disbursement of insurance proceeds held by Agent). Notwithstanding the preceding sentence, provided no Event of Default then exists and Borrower certifies as to same, if the casualty loss is less than $200,000, Borrower may use the net insurance proceeds for the restoration or repair of the Property provided that Borrower delivers a construction schedule and plans to Agent within sixty (60) days of the casualty and provides an accounting of all construction costs to Agent and any such proceeds not spent by Borrower shall immediately be returned to Agent to be applied against the Indebtedness. Any excess proceeds remaining after completion of such repair shall be distributed first to Borrower to the extent Borrower has deposited funds with Agent for such repair with the balance applied against the Indebtedness. Notwithstanding the foregoing, it shall be a condition precedent to any disbursement of insurance proceeds held by Agent hereunder that Agent shall have approved (x) all plans and specifications for any proposed repair or restoration, (y) the construction schedule and (z) the architect's and general contractor's contract for all restoration that exceeds $50,000 in the aggregate. Agent may establish other conditions it deems reasonably necessary to assure the work is fully completed in a good and workmanlike manner free of all liens or claims by reason thereof, and in compliance with all applicable laws, rules and regulations. At Agent's option, the net insurance proceeds shall be disbursed pursuant to a construction escrow acceptable to Agent

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

(unless the casualty loss is less than $200,000). If an Event of Default then exists, or if the casualty loss is greater than two-thirds (2/3) of the cost of replacement of the Improvements (excluding the foundation and footing), or any of the conditions set forth in clauses (a) through (f) or elsewhere in this
Section 5(a)(iii) have not been met or satisfied, the net insurance proceeds shall be applied to the Indebtedness in such order and manner as Agent may elect, whether or not due and payable, with any excess paid to Borrower.

          (iv) In the event Borrower fails to provide Agent with evidence of the insurance coverage required by this Deed of Trust, Agent may purchase insurance at Borrower's expense to protect Agent's interests in the Property. This insurance may, but need not, protect Borrower's interests. The coverage purchased by Agent may not pay any claim made by Borrower or any claim that is made against Borrower in connection with the Property. Borrower may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that Borrower has obtained insurance as required by this Deed of Trust. If Agent purchases insurance for the Property, Borrower will be responsible for the costs of that insurance, including interest and other charges imposed by Agent in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Indebtedness. The costs of the insurance may be more than the cost of insurance Borrower is able to obtain on its own.

          (B)      CONDEMNATION.

          (i) Borrower shall within five (5) business days of its receipt of notice thereof, notify Agent of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Borrower shall, after consultation with and subject to Agent's approval, appear in and prosecute any such action or proceeding, if required by Agent. Upon Borrower's failure to act in accordance with Agent's prior approval, Borrower authorizes Agent, at Agent's option, as attorney-in-fact for Borrower (such appointment as attorney-in-fact is coupled with an interest), to commence, appear in and prosecute, in Agent's or Borrower's name, any action or proceeding relating to any condemnation or other taking of the Property, and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Agent and in accordance with the provisions of Section 5(b)(ii) below. Agent is authorized (but is under no obligation) to collect any such proceeds.

          (ii) Agent may, in its sole discretion, elect to (y) apply the net proceeds of any condemnation award (after deduction of Agent's reasonable costs and expenses, if any, in collecting the same) in reduction of the Indebtedness in such order and manner as Agent may elect, whether due or not or (z) make the proceeds

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


available to Borrower for the restoration or repair of the Property. If the net proceeds of the condemnation award are made available to Borrower for restoration or repair, the net proceeds of the condemnation award shall be disbursed upon satisfaction of and in accordance with the terms and conditions set forth in Section 5(a)(iii) above. Agent is authorized (but is under no obligation) to collect any such proceeds.

          6.     PRESERVATION AND MAINTENANCE OF PROPERTY. Borrower shall:
(a) not commit waste or permit impairment or deterioration of the Property; (b) not abandon the Property; (c) keep the Property in good repair and restore or repair promptly, in a good and workmanlike manner, all or any part of the Property to the equivalent of its original condition, or such other condition as Agent may approve in writing, upon any damage or loss thereto; (d) comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property; (e) provide for management of the Property by a property manager reasonably satisfactory to Agent pursuant to a contract in form and substance reasonably satisfactory to Agent; and (f) give notice in writing to Agent of and appear in and defend any action or proceeding purporting to affect the Property, and, unless otherwise directed in writing by Agent, the security granted by the Loan Documents or the rights or powers of Agent. Neither Borrower nor any tenant or other person shall remove, demolish or alter any Improvement on the Land except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

          7. PROTECTION OF AGENT'S AND/OR LENDERS' SECURITY. If (a) Borrower fails to pay the Indebtedness or to perform the Obligations, (b) any action or proceeding is commenced which affects or could affect the Property or Agent's and/or Lenders' interest therein, including any loss, damage, cost, expense or liability incurred by Agent and/or Lender with respect to (i) any environmental matters relating to the Property or (ii) the preparation of the commencement or defense of any action or proceeding or any threatened action or proceeding affecting the Loan Documents or the Property, then Agent, at Agent's option, may make such appearances, disburse such sums and take such action as Agent deems necessary, in its sole discretion, to protect the Property or Agent's and/or Lenders' interest therein, including entry upon the Property to take such actions Agent determines appropriate to preserve, protect or restore the Property. Any amounts disbursed by Agent and/or Lenders pursuant to this Section 7 (including attorneys' fees, costs and expenses), together with interest thereon at the "DEFAULT RATE" (defined in the Notes) from the date of disbursement, shall become additional Indebtedness of Borrower secured by the lien of this Deed of Trust and the other Loan Documents and shall be due and payable on demand. Nothing contained in this Section 7 shall require Agent and/or Lenders to incur any expense or take any action hereunder.

          8. ACTIONS. Borrower shall warrant title and appear in and defend any claim or any action or other proceeding purporting to affect title or other interests relating to any part of the Property, the security of this Deed of Trust or the rights of Agent and/or Lenders and give Agent prompt written notice of any such claim, action or proceeding. Agent may, at the expense of Borrower, appear in and defend any such claim, action or proceeding and any claim, action or other proceeding asserted or brought against Agent and/or Lenders in connection with or relating to any part of the Property or this Deed of Trust.

          9. LEASES; ASSIGNMENT OF RENTS.


          Borrower shall not, without Agent's prior written consent, execute, modify, amend, surrender or terminate any non-residential Lease (other than month-to-month non-residential Leases of less than 500 square feet ("EXCLUDED LEASES")), except as expressly permitted by the Loan Agreement. All residential Leases shall be on forms previously approved by Agent. Borrower shall not be authorized to enter into any ground lease of the Property without Agent's prior written approval. If Agent consents to any non-residential Lease (other than Excluded Leases) or the renewal of any existing non-residential Lease (other than Excluded Leases), at Agent's request, Borrower shall cause the tenant thereunder to execute a subordination and attornment agreement in form and substance satisfactory to Agent prior to Borrower's execution of such Lease.

          Borrower shall comply with and observe Borrower's obligations as landlord under all Leases. Borrower will not lease any portion of the Property for non-residential use except as permitted under the Loan Agreement or except with the prior written approval of Agent. Borrower shall deliver to Agent, a rent roll as required by the Loan Agreement.

          Borrower absolutely and unconditionally assigns and transfers to Agent for the benefit of Lenders, all of Borrower's right, title and interest in and to the Rents; provided, however, so long as there shall not have occurred an Event of Default, Borrower shall have a revocable license to collect all Rents, and shall hold the same, in trust, to be applied first to the payment of all impositions, levies, taxes, assessments and other charges upon the Property, second to maintenance of insurance policies upon the Property required hereby, third to the expenses of Property operations, including maintenance and repairs required hereby, and the performance of any unperformed Obligations, fourth to the payment of that portion of the Indebtedness then due and payable, and fifth, the balance, if any, to or as directed by Borrower. If an Event of Default has occurred, Borrower's right to collect and secure the Rents shall cease and Agent shall have the sole right, with or without taking possession of the Property to collect all Rents. Borrower has executed and delivered to Agent, for the benefit of Lenders, an Assignment of Leases and Rents of even date herewith, and, to the extent the provisions of this Section 9 are inconsistent with the provisions of said Assignment of Leases and Rents, the provisions of said Assignment of Leases and Rents shall control.

          10. STATEMENTS BY BORROWER. Borrower shall within ten (10) days after Agent's request, furnish Agent with a written statement, duly acknowledged, setting forth the sums, according to Borrower's books and records, secured by the Loan Documents and any right of set-off, counterclaim or other defense which exists against such sums and the Obligations.

          11. TRANSFERS OF THE PROPERTY OR INTEREST IN BORROWER AND PRINCIPALS. Borrower shall not (a) create or permit the creation of any new ownership interest in

Borrower, or (b) sell, transfer, convey or otherwise dispose of (or permit any of the foregoing) (i) except as permitted under the Loan Agreement, all or any part of the Property or the AHC Property or the assets of AHC Holding or any interest therein, or (ii) any ownership interest in Borrower, AHC or AHC Holding or (c) cause or permit the merger or consolidation of Borrower, AHC or AHC Holding with or into any other entity.

          12. NO ADDITIONAL LIENS, ENCUMBRANCES OR INDEBTEDNESS. Borrower covenants not to execute any deed of trust, security agreement, assignment of leases and rents or other agreement granting a lien (except for liens permitted under the Loan Agreement and the liens granted to Agent for the benefit of Lenders by the Loan Documents) against or encumbrance on the Property or take or fail to take any other action which would result in a lien against the Property or the interest of Borrower in the Property without the prior written consent of Agent; provided, however, Borrower may in good faith, by appropriate proceeding, contest the validity or amount of any asserted lien and, pending such contest, Borrower shall not be deemed to be in default hereunder if Borrower shall first obtain an endorsement, in form and substance satisfactory to Agent to the loan policy of title insurance issued to Agent for the benefit of Lenders insuring over such lien, or, if no such loan policy shall have been issued, then Borrower shall deposit with Agent a bond or other security satisfactory to Agent in the amount of 150% of the amount of such lien to assure payment of the same as and when due.

          13. BORROWER AND LIEN NOT RELEASED. Without affecting the liability of Borrower or any other person liable for the payment of the Indebtedness or the performance of any Obligations, and without affecting the lien or charge of this Deed of Trust as security for the payment of the Indebtedness, Agent may, from time to time and without notice to any junior lien holder or holder of any right or other interest in and to the Property: (a) release any person so liable; (b) waive or modify any provision of this Deed of Trust or the other Loan Documents or grant other indulgences; (c) release all or any part of the Property; (d) take additional security for any obligation herein mentioned; (e) subordinate the lien or charge of this Deed of Trust; (f) consent to the granting of any easement; or (g) consent to any map or plan of the Property.

          14.    UNIFORM COMMERCIAL CODE SECURITY AGREEMENT.

          (a) This Deed of Trust shall constitute a security agreement and a financing statement pursuant to the Uniform Commercial Code (the "UCC") for any portion of the Property which, under applicable law, may be subject to a security interest pursuant to the UCC (such portion of the Property is hereinafter called the "PERSONAL PROPERTY") and Borrower hereby grants to Agent for the benefit of Lenders a security interest in the Personal Property. Agent and Lenders shall have all of the rights and remedies of a secured party under the UCC as well as all other rights and remedies available at law or in equity.

          (b) Borrower agrees to execute and deliver to Agent any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Deed of Trust in such form as Agent may require to perfect a security interest with respect to the Personal Property. Borrower hereby authorizes and empowers Agent and irrevocably appoints Agent its agent and attorney-in-fact to execute and file, on Borrower's behalf, all financing statements and refilings and continuations thereof as Agent deems necessary or advisable to create, preserve and protect such lien. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements as Agent may reasonably require.

          (c) Borrower shall not, without the prior written consent of Agent oras may be explicitly permitted by the Loan Agreement, sell, assign, transfer, encumber, remove or permit to be removed from the Property any of the Personal Property. So long as no Event of Default exists, Borrower may sell or otherwise dispose of the Personal Property when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the operation of the Property, but only upon replacing the same with other Personal Property at least equal in value and utility to the disposed Personal Property. Any replacement or substituted Personal Property shall be subject to the security interest granted herein.

          (d) To the extent permitted by law, Borrower and Agent agree that with respect to all items of Personal Property which are or will become fixtures on the Land, this Deed of Trust, upon recording or registration in the real estate records of the proper office, shall constitute a "fixture filing" within the meaning of the UCC.

          15.    EVENTS OF DEFAULT;  ACCELERATION  OF  INDEBTEDNESS.
The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" under this Deed of Trust:

          (a) failure of Borrower to pay, within five (5) days of the due date, any of the Indebtedness, including any payment due under the Notes; or

          (b) failure of Borrower to strictly comply with Sections 5(a)(i) (insurance), 9 (Leases), 11 (prohibition on transfers), and 12 (no additional liens) of this Deed of Trust; or

          (c) failure of Borrower, within thirty (30) days after written notice and demand, to satisfy each and every Obligation not set forth in the subsections above; provided, however, if such Obligation cannot by its nature be cured within thirty (30) days, and if Borrower commences to cure such failure promptly after written notice thereof and thereafter diligently pursues the curing thereof (and then in all events cures such failure within sixty (60) days after the original notice thereof), Borrower shall not be in default hereunder during such period of diligent curing; or

          (d) the occurrence of an Event of Default under the Loan Agreement or any other Loan Document.

Upon the occurrence of an Event of Default, at the option of Agent, the Indebtedness shall become immediately due and payable without notice to Borrower and Agent and Lenders shall be entitled to all of the rights and remedies provided in the Loan Documents or at law or in equity and may foreclose the lien of this Deed of Trust pursuant to the power of sale hereby granted or by judicial proceedings. Each remedy provided in the Loan Documents is distinct and cumulative to all other rights or remedies under the Loan Documents or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

                 Without limiting the generality of the foregoing, the following provision is set forth herein in order to comply with the requirements of ss. 6.1-330.88 of the Code of Virginia, if such requirements are applicable to the Property: NOTICE - THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

          16. ENTRY; FORECLOSURE. Upon the occurrence of an Event of Default, Borrower, upon demand of Agent or Trustee, shall forthwith surrender to Agent or to Trustee (as Agent chooses) the actual possession of the Property, or to the extent permitted by law, Agent, Trustee, or a receiver appointed by a court of competent jurisdiction, may enter and take possession of all or any part of the Property, and may exclude Borrower and its agents and employees wholly therefrom, and may have joint access with Borrower to the books, papers and accounts of Borrower. If Borrower shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Agent or Trustee, Agent, Trustee, or such receiver may obtain a judgment or decree conferring on Agent, Trustee, or such receiver, the right to immediate possession of the Property or requiring the delivery of the Property to Agent, Trustee, or such receiver, and Borrower specifically consents to the entry of such judgment or decree. Upon every such entering upon or taking of possession, Agent, Trustee, or such receiver may hold, store, use, operate, manage and control the Property and conduct the business thereof, and Agent, Trustee, or such receiver may take any action required by applicable law or which Agent, Trustee, or such receiver believes necessary to enforce compliance with the environmental provisions contained herein or in the other Loan Documents, and negotiate with governmental authorities with respect to the Property's environmental compliance and remedial measures in connection therewith. Agent, Trustee, and such receiver and their representatives shall have no liability for any loss, damage, injury, cost or expense resulting from any action or omission which was taken or omitted in good faith.

                 To the extent permitted by applicable law, when the Indebtedness and/or the Obligations or any part thereof shall become due, whether by acceleration or otherwise, Trustee may (upon written request of Agent) or Agent may, either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy to: (a) enforce payment of the Notes or the performance of any term, covenant, condition or agreement of Borrower under any of the Loan Documents; (b) foreclose the lien hereof for the Indebtedness or part thereof and sell the Property as an entirety or otherwise, as Agent may determine; (c) exercise its rights under Section 13 with respect to all or any portion of the Personal Property in accordance with the provisions of the UCC; and/or (d) pursue any other right or remedy available to it under or by the law and decisions of the State in which the Land is located. Notwithstanding any statute or rule of law to the contrary, the failure to join any tenant or tenants of the Property as party defendant or defendants in any foreclosure action or the failure of any such order or judgment to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect (a) the Indebtedness, or any part thereof or (b) any deficiency remaining unpaid after foreclosure and sale of the Property.

                 Borrower hereby authorizes and empowers the Trustee, or his successor or substitute, and it shall be his special duty at the request of Agent to take possession of and/or to sell (or in the case of any default of any purchaser to resell) the Property or any part thereof. Prior to any sale of the Property by Trustee, Trustee shall notify Borrower in accordance with all applicable laws. In the event of a postponement of any sale of the Property, which may be done in the sole discretion of Trustee, no new or additional notice need be given by Trustee to Borrower for the next scheduled sale of the Property. Any sale made by Trustee hereunder may be as an entirety or in such parcels as Agent may request at such time and place, and after such previous public advertisement as Trustee shall deem advantageous and proper and at such times and containing such information as required by applicable laws and rules, without regard to any right of the Borrower or any other person to the marshalling of assets; provided however that advertising by the Trustee of a notice of sale once a week for two weeks shall be sufficient. Except as may be required by Section 58-1.3340 of the Virginia Code, no purchaser of the Property shall be required to see to the proper application of the purchase money. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Property shall be sold; and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Borrower shall never have any right to require the sale of less than the whole of the Property but Agent shall have the right, at its sole election, to request Trustee to sell less than the whole of the Property. Trustee may, after any request or direction by Agent, sell not only the real property but also the Collateral and other interests which are a part of the Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Property separately from the remainder of the Property. It shall not be necessary for Trustee to have taken possession of any part of the Property or to have present or to exhibit at any sale any of the Collateral. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances, conveying the property so sold to the purchaser or purchasers in fee simple, subject to the Liens permitted hereunder (and to such leases and other matters, if any, as Trustee may elect upon request of Agent), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Agent may deem necessary until all of the Property has been duly sold and all secured indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Agent, such sale shall not exhaust the power of sale hereunder and Agent shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Agent's having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Agent or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

                 Borrower hereby assents to the passage of a decree for the sale of the Property by any equity court having jurisdiction.

                 Upon any foreclosure sale, Agent may bid for and purchase the Property and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price.

                 Following a foreclosure sale, the Trustee shall deliver to the purchaser the Trustee's deed (and bill of sale as to any personality) conveying the property so sold by Special Warranty of title. The recitals in the Trustee's deed shall be prima facie evidence of the statements made therein. The Trustee shall apply the proceeds of such sale in the manner required by applicable law, provided that the Trustee shall be entitled to receive a reasonable fee, which shall not exceed three percent (3%) of the gross sales price.

                 If a foreclosure proceeding is commenced by the Trustee but terminated prior to its completion, the Trustee's fees will be reasonable but not more than one percent (1%) of the unpaid Indebtedness if the termination occurs prior to the first sale and not more than two percent (2%) of the unpaid Indebtedness if the termination occurs after the first public auction sale.

                 17. APPOINTMENT OF RECEIVER OR MORTGAGEE IN POSSESSION. If an Event of Default is continuing or if Agent shall have accelerated the Indebtedness and/or the Obligations, Agent, or Trustee at Agent's written request, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without notice, and without regard to the occupancy or value of any security for the Indebtedness and the Obligations or the insolvency of any party bound for its payment, to the appointment, at its option, of itself as mortgagee in possession, or of a receiver to take possession of and to operate the Property, and to collect and apply the Rents.

          18. EXPENDITURES AND EXPENSES. In any action to foreclose the lien hereof or otherwise enforce Trustee's or Agent's or Lenders' rights and remedies hereunder, there shall be allowed and included as additional Indebtedness all Costs (as defined in the Loan Agreement) which may be paid or incurred by or on behalf of Agent and/or Trustee. All Costs and such other costs, expenses and fees as may be incurred by Agent and/or Trustee in the protection of the Property and the maintenance of the lien of this Deed of Trust, including, attorneys' fees and costs in any litigation or proceeding affecting this Deed of Trust, the Notes, the other Loan Documents, the Property or the Personal Property, including probate, appellate, and bankruptcy proceedings and any post-judgment proceedings to collect or enforce any judgment or order relating to this Deed of Trust or the other Loan Documents or in preparation for the commencement or defense of any action or proceeding, shall be immediately due and payable to Agent, or Trustee, as applicable, with interest thereon at the Default Rate, and shall be secured by this Deed of Trust.

          19. APPLICATION OF PROCEEDS OF FORECLOSURE SALE. The proceeds of any foreclosure sale of the Property shall be distributed and applied in the order of priority set forth in the Notes with the excess, if any, being applied, to any party entitled thereto as their rights may appear required by applicable law.

          20. WAIVER OF STATUTE OF LIMITATIONS. To the extent permitted by law, Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien created this Deed of Trust or any of the Loan Documents or to any action brought to enforce the Notes or any Indebtedness or Obligation secured by any of the Loan Documents.

          21. WAIVER OF HOMESTEAD AND REDEMPTION. Borrower hereby waives all right of homestead exemption in the Property. Borrower hereby waives all right of redemption on behalf of Borrower and on behalf of all other persons acquiring any interest or title in the Property by, through or under Agent and/or Lenders subsequent to the date of this Deed of Trust.

          22. GOVERNING LAW; SEVERABILITY. This Deed of Trust shall be governed by and construed in accordance with the internal laws of the State of Illinois, except that the provisions of the laws of the jurisdiction in which the Land is located shall be applicable to the creation, perfection and enforcement of the lien created by this Deed of Trust. The invalidity, illegality or unenforceability of any provision of this Deed of Trust shall not affect or impair the validity, legality or enforceability of the remainder of this Deed of Trust, and to this end, the provisions of this Deed of Trust are declared to be severable.

          23. NOTICE. Notices shall be given under this Deed of Trust in conformity with the terms and conditions of the Loan Agreement and in conformity with applicable law.

          24. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements contained in the Loan Documents shall bind, and the rights thereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of Section 11 hereof. All covenants and agreements of Borrower shall be joint and several. In exercising any rights under the Loan Documents or taking any actions provided for therein, Agent may act through its employees, agents or independent contractors as authorized by Agent. The captions and headings of the paragraphs of this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions hereof.

          25. RELEASE. Upon payment of all Indebtedness and the performance of all Obligations, Agent and Trustee shall release this Deed of Trust. This Deed of Trust is also subject to release in accordance with Section 1.6 of the Loan Agreement. Borrower shall pay Trustee's and Agent's reasonable costs incurred in releasing this Deed of Trust and any financing statements related hereto.

          26. LOSS OF NOTES. Upon notice from Agent of the loss, theft, or destruction of any of the Notes and upon receipt of an affidavit of lost notes pertaining to such Note and an indemnity reasonably satisfactory to Borrower from Agent, or in the case of mutilation of such Note, upon surrender of such mutilated Note, Borrower shall make and deliver a new note of like tenor in lieu of the then to be superseded Note.

          27. REPLACEMENT OF NOTES. Any one or more of the financial institutions which are or become a party to the Loan Agreement as Lenders may from time to time be replaced and, accordingly, one or more of the Notes may from time to time be replaced, provided that the terms of the Notes following such replacement, including the principal amount evidenced thereby, shall remain the same. As the indebtedness secured by this Deed of Trust shall remain the same, such replacement of the Notes shall not be construed as a novation and shall not affect, diminish or abrogate Borrower's liability under this Deed of Trust or the priority of this Deed of Trust.

          28. TRUSTEE. Trustee may act by agent or attorney, and it is not necessary for Trustee to be personally present at any foreclosure sale.

          29. SUBSTITUTE TRUSTEE. Agent may from time to time, for any reason or for no reason, substitute another trustee or trustees, corporations or persons, in place of Trustee or any trustee herein named. Upon each such appointment, the substituted trustee or trustees shall be vested with all the rights, titles, interests, powers, duties and trusts conferred upon the Trustee herein named. Each appointment and substitution shall be evidenced by an instrument in writing, executed and acknowledged by Agent, which when recorded in the Clerk's Office of the Circuit Court of the city or county in which the Land is located, shall be conclusive proof of the proper substitution and appointment and notice to all parties in interest.

          30. SHORT FORM INCORPORATION. The following short form provisions are incorporated into this Deed of Trust by reference as permitted by Section 55-60, Code of Virginia;

          (1)      Exemptions waived.
          (2)      Subject to all upon default.
          (3)      Renewal, extension or reinstatement permitted.
          (4)      Substitution of trustee permitted.
          (5)      Any trustee may act.

                  IN WITNESS WHEREOF, Borrower has executed this Deed of Trust or has caused the same to be executed by its duly authorized representatives as of the date first above written.


                                         BORROWER:

                                         AHC BORROWER I, INC.,
                                         a Delaware corporation


                                         By  \s\ Mark W. Ohlendorf
                                         -------------------------
                                         Mark W. Ohlendorf
                                         Its Vice President

                                 ACKNOWLEDGMENT


STATE OF ILLINOIS               )
                                ) SS
COUNTY OF COOK                  )

                  I, Barbara A. Powers, a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT Mark W. Ohlendorf, the Vice President of AHC BORROWER I, INC., a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.


                  GIVEN under my hand and notarial seal this 28th day of August, 2000.




                                                      /s/Barbara A. Powers
                                                      --------------------
                                                      Notary Public


                                                      My Commission Expires:

                                                           9/16/2003
                                                      --------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION